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                                                                    EXHIBIT 10.7

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                             MARKET AGENT AGREEMENT


                                 by and between


                               -------------------
                                as Market Agent,


                      [EDUCATION FUNDING CAPITAL TRUST-__]
                                    as Issuer


                                       and


                          ----------------------------
                              as Indenture Trustee


                            Dated as of _______, 20__

                                   relating to

                      [Education Funding Capital Trust-__]

                   $_____________ Education Loan Backed Notes
                                  consisting of

                  Education Loan Backed Notes, Series 20__ _-_
                  Education Loan Backed Notes, Series 20__ _-_
                  Education Loan Backed Notes, Series 20__ _-_
                  Education Loan Backed Notes, Series 20__ _-_
                  Education Loan Backed Notes, Series 20__ _-_

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                             MARKET AGENT AGREEMENT

         THIS MARKET AGENT AGREEMENT (this "Agreement") dated as of ________, 20__ is by and among _________________ ("_________"), [EDUCATION FUNDING CAPITAL
TRUST-__] (the "Issuer") and __________________, as Indenture Trustee (the "Indenture Trustee"), and provides for _________ to act as the Market Agent as provided for and defined in the Indenture of Trust dated _________, 20__ (the "Indenture") among the Issuer, the Indenture Trustee and ______________, as Trust Eligible Lender Trustee (the "Trust Eligible Lender Trustee"), which provides for the issuance of the Issuer's Education Loan Backed Notes, Series 20__ _-_, Series 20__ _-_, Series 20__ _-_, Series 20__ _-_, and Series 20__ _-_
(the "Auction Rate Notes"). All capitalized terms used herein and not defined herein shall have the meanings set forth in the Indenture.

         1. Appointment of Market Agent; Responsibilities of Market Agent. Subject to the terms and conditions herein contained, the Issuer hereby appoints _________ as the Market Agent for the Auction Rate Notes, and _________ hereby accepts such appointment as Market Agent for the Auction Rate Notes with respect to the duties of the Market Agent set forth in the Indenture. In its capacity as Market Agent for the Auction Rate Notes, _________ shall perform the duties set forth for the Market Agent in the Indenture, including but not limited to, (a) consenting to any change in the length of an Auction Period, as set forth in
Section 2.02(g) of Appendix ___ to the Indenture, (b) specifying a change in any Auction Date as set forth in Section 2.02(h) of Appendix ___ to the Indenture, and (c) providing notification of such matters to the Issuer, the Indenture Trustee, the Auction Agent, each Rating Agency or the Securities Depository, as provided in the Indenture. The Market Agent shall be obligated to perform only such duties as are specifically set forth in the Indenture with respect to the Auction Rate Notes and no other duties or obligations on the part of the Market Agent, in its capacity as such, shall be implied by this Agreement. The Market Agent may rely upon, and is authorized to honor, any telephonic requests or directions that the Market Agent reasonably believes in good faith to emanate from an authorized representative of the Issuer, regardless of the source of such request or direction. Any telephonic request or direction to the Market Agent shall promptly be confirmed in writing; provided, however, that failure to receive any such notice shall not affect the authority of the Market Agent to rely and act upon such request or direction.

         2. Conditions to Market Agent's Obligations. The obligations of _________ under this Agreement have been undertaken in reliance on, and shall be subject to, the due performance by the Issuer of its obligations and agreements to be performed hereunder and under the Indenture.

         3. Term and Termination of Market Agent Agreement. This Agreement shall become effective upon _________, 20__ and shall continue in full force and effect up to and including the earlier of June 1, 20__ or such date when no Auction Rate Notes are outstanding, subject to the right of _________ or the Issuer to cancel this Agreement at any time upon the giving of not less than 30 days prior written notice, provided that such resignation or replacement, as the case may be, shall not be effective until the appointment of a successor Market Agent by the Issuer and the acceptance of such appointment by such successor Market Agent. _________

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agrees and the Issuer agrees to send a copy of any notice of termination of this
Agreement to the Indenture Trustee at its address referred to below.

         4. Payment of Fees. In consideration of the services to be performed by _________ under this Agreement, it is understood and agreed that the Issuer shall pay to _________ for services performed an annual fee equal to $1.00, to be paid on the date of issuance of the Auction Rate Notes and on the first Business Day of each June thereafter, commencing June 20__. It is understood and agreed that the payment of the fees referred to herein shall be made without further notice from _________.

         5.       Miscellaneous.

                  (a) Except as otherwise specifically provided in this Agreement, all notices, demands and formal actions under this Agreement shall be in writing and mailed, telegraphed or delivered to:

         [MARKET AGENT]:                           INDENTURE TRUSTEE:

         _______________________________           ________________________
         _______________________________           ________________________
         _______________________________           ________________________
         _______________________________           ________________________
         Attention:  ___________________           ________________________
         Telephone Number: _____________           ________________________
         Facsimile Number: _____________           Telephone:  ____________
                                                   Facsimile:  ____________
         ISSUER:

         [EDUCATION FUNDING CAPITAL TRUST-__]
         _______________________________
         _______________________________
         _______________________________
         _______________________________
         _______________________________
         Telephone : ___________________
         Facsimile : ___________________

         with a copy to:

         _______________________________
         _______________________________
         _______________________________
         _______________________________
         Attention:  ___________________
         Telephone:  ___________________
         Facsimile:  ___________________

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         _________, the Issuer or the Indenture Trustee may designate, by written notice given under this Agreement, other addresses to which subsequent notices, requests, reports or other communications shall be directed.

                  (b) This Agreement will inure to the benefit of and be binding upon the Issuer, _________, and the Indenture Trustee, and their respective successors and assigns, and will not confer any rights upon any other Person other than Persons, if any, controlling _________, within the meaning of the Securities Act of 1933, as amended; provided, however, that this Agreement shall not be assignable by any party hereto (except the Indenture Trustee in the event of its resignation or removal as indenture trustee under the Indenture) without the prior written consent of the other parties hereto.

                  (c) Notwithstanding anything to the contrary herein or in the Indenture, any obligation of the Issuer created by or arising out of this Agreement shall be a limited obligation of the Issuer, payable from the Trust Estate available therefor under and in accordance with the Indenture and shall not constitute a charge against the general credit of the Issuer.

                  (d) Section headings have been inserted in this Agreement as a matter of convenience of reference only, and it is agreed that such section headings are not a part of this Agreement and will not be used in the interpretation of any provisions of this Agreement.

                  (e) If any provision of this Agreement shall be held or deemed to be or shall, in fact, be invalid, inoperative or unenforceable as applied in any particular case in any jurisdiction because it conflicts with any provisions of any constitution, statute, rule of public policy, or any other reason, such circumstances shall not have the effect of rendering the provision in question invalid, inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions of this Agreement invalid, inoperative or unenforceable to any extent whatever.

                  (f) This Agreement may be executed in several counterparts, each of which shall be regarded as an original and all of which shall constitute one and the same document.

                  (g) This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

                         [Signatures begin on next page]

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

                                    [EDUCATION FUNDING CAPITAL TRUST-__],
                                    as Issuer, by ______________, not in its individual capacity, but solely as Co-Owner Trustee on behalf of the Issuer

                                    By:
                                       -----------------------------------------

                                    Name:
                                         ---------------------------------------

                                    Title:
                                          --------------------------------------

                                    ____________________, as Indenture Trustee


                                    By:
                                       -----------------------------------------

                                    Name:
                                         ---------------------------------------

                                    Title:
                                          --------------------------------------

                                    ____________________, as Market Agent


                                    By:
                                       -----------------------------------------

                                    Name:
                                         ---------------------------------------

                                    Title:
                                          --------------------------------------